Yorkshire Building Society

Exhibit 99.1

Table for Form ABS-15G (Repurchase reporting)(1)

YORKSHIRE BUILDING SOCIETY

Name of the Issuing Entity	CIK Number	Check if Registered	Name of Originator (2)	Total Assets in ABS by Originator(3)			Assets That Were Subject of Demand(6)			Assets That Were Repurchased or Replaced(9)			Assets Pending Repurchase or Replacement(12)			Demand in Dispute(13)			Demand Withdrawn(14)			Demand Rejected(15)
Asset Class: Residential Mortgages (Prime)				(#)	(£)(4)	(% of principal balance) (5)	(#)	(£)(7)	(% of principal balance) (8)	(#)	(£)(10)	(% of principal balance) (11)	(#)	(£)	(% of principal balance)	(#)	(£)	(% of principal balance)	(#)	(£)	(% of principal balance)	(#)	(£)	(% of principal balance)
Brass No. 8 plc	N.A.		Accord Mortgages Limited	8,835	£1,725,248,511	100.00%	1	£159,261.52	0.01%	1	£159,261.52	0.01%	0	£0	N.A.	0	£0	N.A.	0	£0	N.A.	0	£0	N.A.
Total				8,835	£1,725,248,511	100.00%	1	£159,261.52	0.01%	1	£159,261.52	0.01%	0	£0	N.A.	0	£0	N.A.	0	£0	N.A.	0	£0	N.A.

Footnotes:

(1)	We have gathered the information required by this Form ABS-15G and Rule 15Ga-1 by, among other things, (i) identifying asset-backed securities transactions that fall within the scope of Rule 15Ga-1 for which we are a securitizer and that are not covered by a filing to be made by an affiliated securitizer (“Covered Transactions”), (ii) gathering information in our records regarding demands for repurchase or replacement of pool assets in Covered Transactions for breaches of representations or warranties concerning those pool assets (“Repurchases”) that is required to be reported on Form ABS-15G (“Reportable Information”), (iii) identifying the parties in Covered Transactions that have a contractual obligation to enforce any Repurchase obligations of the party or parties making those representations or warranties based on our records (“Demand Entities”), and (iv) requesting all Reportable Information from trustees and other Demand Entities that is within their respective possession and which has not been previously provided to us.

The information reported herein with respect to these securities consist of Reportable Information in respect of mortgage loans originated by Accord Mortgages Limited, a wholly owned subsidiary of Yorkshire Building Society, with respect to asset-backed securities issued by Brass No.8 plc (as a depositor and the “Issuing Entity”), regardless of whether an actual demand to repurchase such mortgage loans was ever made by the Originator.

Correspondence received during the reporting period from any Demand Entities which could subsequently result in a repurchase obligation are not captured herein unless such correspondence is accompanied by a demand or a notice to Repurchase following a breach of representations or warranties (such notice, a “Removal Notice”).

The information in this Form ABS-15G has not been verified by any third party.

(2)	The assets sold to the Issuing Entity were originated by Yorkshire Building Society through its wholly owned subsidiary, Accord Mortgages Limited.

(3)	This information relates to the assets at the date the asset-backed securities issued by the Issuing Entity were issued (such date, the “Date of Securitization”, being September 18, 2019). Certain assets have been acquired by the Issuing Entity since the Date of Securitization, as follows:

On February 10, 2020, 19 assets with an aggregate outstanding principal balance of £4,978,133.70.

(4)	This information refers to the aggregate outstanding principal balance of all assets sold by the Originator to the Issuing Entity as of the Date of Securitization and is denominated in sterling (£).

(5)	This information represents the ratio of the figure in the immediately preceding column over the principal balance of all assets sold by Accord Mortgages Limited as the Originator to the Issuing Entity as of the Date of Securitization, such ratio expressed as a percentage.

(6)	Assets included in “Assets That Were Subject of Demand” include assets that were the subject of Removal Notices, such notices having been delivered to the relevant parties of the securitization during or prior to the reporting period. The outstanding principal balance of each asset in these columns (and all columns to the right), to the extent available, is based on the end of the reporting period or the most recent balance available for assets that remain in the pool at that time or the latest balance reported if the asset was liquidated or removed from the pool prior to the end of the reporting period.

(7)	This information represents the par amount (plus accrued and unpaid interest), as determined as of May 17, 2020, of the assets that were the subject of Removal Notices. As described in footnote (6) above, this was the last date of reporting to such assets prior to the repurchase of such assets (the settlement of such repurchase having occurred prior to the reporting period end date of June 30, 2020). The figures in this column are denominated in sterling (£) and have been rounded to the nearest whole currency amount.

(8)	This information represents the ratio of the figure in the immediately preceding column over the principal balance of all assets held by the Issuing Entity as of June 30, 2020, such ratio expressed as a percentage.

(9)	“Assets That Were Repurchased or Replaced” may include assets that were previously liquidated, and for which a make-whole payment was made in lieu of repurchase.

(10)	This information represents the par amount (plus accrued and unpaid interest), as determined as of May 17, 2020, of the assets that were repurchased or replaced as a result of a breach of representations and warranties. As described in footnote (6) above, this was the last date of reporting applicable to such assets prior to the repurchase of such assets (the settlement of such repurchase or replacement, as applicable, having occurred prior to the reporting period end date of June 30, 2020). The figures in this column are denominated in sterling (£) and have been rounded to the nearest whole currency amount.

(11)	This information represents the ratio of the figure in the immediately preceding column over the principal balance of all assets held by the Issuing Entity as of June 30, 2020, such ratio expressed as a percentage.

(12)	“Assets Pending Repurchase or Replacement” includes only assets for which a decision to repurchase, replace or make-whole had been approved but such action has not been completed, and are shown without regard to cure period status.

(13)	“Demand in Dispute” shows all assets for which a demand has been made or a Removal Notice has been delivered, and for which either the demand or the Removal Notice, as applicable, is in dispute or is still under review.

(14)	“Demand Withdrawn” shows assets where the repurchase demand or a Removal Notice was withdrawn by the trustee, or by any other party that made the demand or delivered the Removal Notice, as applicable.

(15)	“Demand Rejected” shows assets where a repurchase demand or Removal Notice has been rejected by the securitizer, or by any other party that would be obligated to repurchase the asset if the claim was valid.

For assets where more than one activity occurred during the reporting period, only the most recent activity is reported above, provided that an asset subject to a demand to repurchase or a Removal Notice may be listed in both the “Assets That Were Subject to Demand” column as well as an additional column showing the most recent status during the reporting period.